Exhibit 99.1

East Coast IDEAS Conference Company Presentation – May 2018 Ashford Inc. (NYSE American: AINC)

Certain statements and assumptions in this presentation contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford's control. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Remington project management transaction (the “transaction”); the failure to satisfy conditions to completion of the transaction, including receipt of regulatory approvals and stockholder approval; changes in the business or operating prospects of Remington’s Project Management business; adverse litigation or regulatory developments; our success in implementing our business development plans of integrating Ashford's and Remington's Project Management business and realizing the expected benefits of the transaction, if any; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified transaction personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford's filings with the Securities and Exchange Commission (the "SEC"). The forward-looking statements included in this presentation are only made as of the date of this presentation. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. In connection with the transaction, Ashford will file with the Securities and Exchange Commission a registration statement on Form S-4 containing a proxy/prospectus. Additionally, Ashford files annual, quarterly and current reports, proxy and information statements and other information with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF ASHFORD ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ASHFORD WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ASHFORD AND THE TRANSACTION. The proxy/prospectus and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Ashford with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission at the Ashford’s website, www.ashfordinc.com, under the “Investors” link, or by requesting them in writing or by telephone from us at 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254, Attn: Investor Relations or (972) 490-9600 Ashford, Remington and certain of their respective directors and officers may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies from its stockholders that will occur in connection with the proposed Remington project management transaction. Information concerning the interests of the directors and officers of the Company who may be considered "participants" in the solicitation is or will be set forth in Ashford's Annual Report on Form 10-K filed with the SEC, as amended, and will be set forth in the proxy statement relating to the transaction when the proxy statement becomes available. Information concerning the directors and officers of Ashford and Remington who may be considered “participants” in the solicitation will be set forth in the Form S-4. Copies of these documents can be obtained, without charge, at the SEC's website at www.sec.gov, by directing a request to Ashford at the address above, or at www.ashfordinc.com. Ashford Inc. Page 2 East Coast IDEAS Conference Company Presentation – May 2018 Safe Harbor

Hotel asset management High-potential, growth platform Growth-oriented strategy Long-term value creation A Singular Focus on Hotels(1) Page 3 (1) Data as of 3/31/2018 (2) Ashford Hospitality Prime (AHP) announced re-branding to Braemar Hotels & Resorts (BHR) on 4/23/2018 (3) Including experience of our predecessor Ritz-Carlton – St. Thomas, V.I. Marriott – Beverly Hills, CA The only publicly-traded asset manager focused solely on the hospitality industry 40+ years as a hotel owner, operator, asset manager, and investor(3) Manage two publicly-traded lodging REITs with $7.4 billion in gross assets Ashford Hospitality Trust (AHT) and Braemar Hotels & Resorts (BHR)(2) Multiple Paths to Growth Expand existing platforms accretively and accelerate returns for incentive fees Start new investment platforms for additional base and incentive fees Invest in, acquire, or incubate strategic businesses that can achieve accelerated growth Proven Performance Best-in-class hotel asset management track record Long history of efficiently accessing debt and equity capital to fuel accretive growth Outperform peers in total shareholder returns Strong alignment of interest + high insider ownership across all Ashford platforms Bardessono – Napa Valley, CA Company Overview Ashford Inc. East Coast IDEAS Conference Company Presentation – May 2018

Large, public presence Institutional-quality portfolio Robust infrastructure Geographic, asset diversity Company and Portfolio Profile(1) The Churchill – Washington D.C. Park Hyatt – Beaver Creek, CO Headquarters in Dallas, TX with more than 100 corporate employees Manage one of the largest North American hotel portfolios Geographic diversity in over 30 states, Washington D.C., and the U.S. Virgin Islands From full-service and upper-upscale (AHT) to luxury and resort (BHR) hotels Page 4 (1) Data as of 3/31/2018 Sofitel – Chicago, IL Expansive Footprint Ashford Inc. Ashford Properties Approximately 30,000 rooms and 130+ hotels East Coast IDEAS Conference Company Presentation – May 2018

Ashford Inc. Financial Snapshot

Earnings momentum | Strong balance sheet | Capital for investment | **Positioned to grow**

Stock Data[1]

- Ticker: AINC (NYSE American)
- Last Price: $89.72
- 52-Week High: $111.00
- 52-Week Low: $47.03
- Market Cap: $241 million
- Wall Street Coverage: B. Riley FBR (Bryan Maher) & Argus (Team)



AINC Stock Price (LHS)
Peer Price Index (RHS)
+68.1% TTM TSR[1]
+5.8% TTM TSR[1],[2]
115
95
75
55
35
165
145
125
105
85
M-17 J-17 J-17 A-17 S-17 O-17 N-17 D-17 J-18 F-18 M-18 A-18 M-18

Earnings Data[1]

Adj. Net Income ($ thousands)



16,500
16,000
15,500
15,000
14,500
14,943
16,225
+9% YoY
TTM 1Q17
TTM 1Q18

Adj. EBITDA ($ thousands)



9,000
8,000
7,000
6,000
5,000
15,713
17,745
+13% YoY
TTM 1Q17
TTM 1Q18

Balance Sheet Data[1]

Assets		($ thousands)
Cash and cash equivalents	$	34,910
Other assets		84,687
Total assets	$	119,597
Liabilities and Equity		
Corporate level debt	$	-
Other liabilities[3]		87,492
Total liabilities		87,492
Total equity		32,105
Total liabilities and equity	$	119,597

(1) Stock data as of 5/7/2018 (fully diluted), all other data as of 3/31/2018
(2) Average of AINC Peers: AAMC, ARES, FSAM, KW, LADR, OZM, PZN, RMR
(3) Includes subsidiary debt and redeemable noncontrolling interests

ASHFORD
East Coast IDEAS Conference
Company Presentation – May 2018
Page 5

Clear and aligned strategy Diverse return streams Fee-based advisory services High-growth investments Asset Manager and Advisor 1. Asset management and advisory services 2. Strategic investments, direct ownership Base, incentive, and other fees Accelerated revenue and earnings growth Page 6 Corporate Structure REITs: Hotel Owners Hotel-Related Products + Services Ashford Inc. INC. Key hotel products + services Fees for products + services East Coast IDEAS Conference Company Presentation – May 2018 $5.7B Gross Assets(1) $1.7B Gross Assets(1) (1) Data as of 3/31/2018 BRAEMAR HOTELS & RESORTS REMINGTON Project Management

Valuable, long-term contracts Discount to peers is opportunity Stable, robust revenues Protective, intrinsic value Page 7 Attractive Value Ashford Inc. East Coast IDEAS Conference Company Presentation – May 2018 Key Elements of Advisory Agreements Long-term advisory agreements lock in stable, recurring revenue stream from managed REIT platforms Initial 10-year term with 5-year (AHT) and 10-year (BHR) renewals 70 bps base advisory fees on total market capitalization Base fees cannot decrease more than 10% YoY Additional incentive fees based on total shareholder return outperformance Generally, cannot be terminated without substantial payment to AINC

Transformative acquisition Executing on growth strategy Attractive terms Favorable valuation Page 8 (1) Based on closing stock price of Ashford as of 5/7/2018 of $89.72 (2) Selected comparable transactions listed at the end of this presentation in Appendix 2 Ashford Inc. East Coast IDEAS Conference Company Presentation – May 2018 Deal Terms Company to issue $203 million of convertible preferred stock to sellers Company to acquire 100% of Remington’s project management business for $203 million Expected to close in Q3 2018 Represents ~35% as-converted ownership Valuation Convertible Preferred Structure Remington Project Management Acquisition Overview Sellers limited to 25% voting cap for 5 years Convertible at any time at $140.00 per share Conversion price is a 56% premium to current share price(1) Attractive pay rate: Year 1: 5.50% / Year 2: 6.00% / After: 6.50% Non-call seven years (in millions) Voting rights on an as-converted basis Ashford Convertible Preferred Stock 203.0 $ 2017 Project Management Revenue 29.0 $ 2017 Project Management EBITDA Margin 56.2% 2017 Project Management EBITDA 16.3 $ Trailing 2017 EBITDA Multiple 12.5x Selected Comparable Transactions - Average EBITDA Multiple (2) 13.2x Selected Comparable Transactions - Median EBITDA Multiple (2) 12.8x

Experienced team Executing on growth strategy Array of services provided Across nearly all brands Page 9 Ashford Inc. East Coast IDEAS Conference Company Presentation – May 2018 Project Management Overview Provides comprehensive in-house project management services including: Managed over $1.7 billion of development, renovations, and other major capital projects Decades of experience in project management, purchasing, and design Services Provided Brand Experience Project Management Business Approximately 85 employees expected to join Ashford following the acquisition FF&E Freight Management FF&E Warehousing Brand Negotiations& Approvals Architectural Oversight Interior Design Construction Management Accounting Lender Reporting FF&E Purchasing FF&E Installation & Supervision Project Management Oversight, coordination, planning and execution of ground-up development, renovation, conversion, and other major capital expenditure projects for hotels

High-margin fee business Executing on growth strategy Expands service capabilities Adds increased scale Page 10 (1) Including predecessor experience Ashford Inc. East Coast IDEAS Conference Company Presentation – May 2018 Potential Benefits Comments Acquisition Strategic Benefits Adds high margin, fee-for-service business Performs all project management business for Ashford Hospitality Trust and Braemar Hotels & Resorts Attractive long-term agreements Current EBITDA margins of 55%+ Best-in-class provider with over four decades of experience(2) Diversifies Ashford’s earnings with a fee stream based on capital expenditure rather than market performance of the managed REITs Allows Ashford to potentially realize a greater portion of the third-party fees generated by existing and future hotel assets Project management earnings may provide additional investment capital Additional fee streams could improve returns on capital invested Public ownership structure may provide management with additional flexibility to pursue outside growth opportunities Facilitates potential entry into third-party project management business Expands breadth of services and diversifies earnings stream Captures greater portion of fees from existing portfolio Increases return on future key money investments

Potentially accretive Executing on growth strategy Immediate value to AINC Benefits to shareholders Page 11 Ashford Inc. East Coast IDEAS Conference Company Presentation – May 2018 Pro Forma Earnings Accretion Acquisition Financial Impact Ashford 2017 Adjusted Net Income Per Share to Common (1) 6.74 $ Project Management Acquisition (in thousands, except per share amounts) Project Management 2017 Adjusted EBITDA (2) 16,277 $ Less: Assumed taxes at 24.9% (3) (4,053) Project Management Adjusted Net Income 12,224 Less: Preferred Dividends (4) (11,165) Project Management Adjusted Net Income to Common 1,059 $ Ashford 2017 Weighted Average Diluted Shares (1) 2,381 Project Management Adjusted Net Income Per Share to Common 0.44 $ Pro Forma Combined Adjusted Net Income Per Share to Common 7.18 $ Pro Forma Accretion - $ Per Share 0.44 $ Pro Forma Accretion % 6.6% Project Management Acquisition (As-Converted) (in thousands, except per share amounts) Project Management 2017 Adjusted Net Income to Common 12,224 $ Weighted Average Diluted Shares (As-Converted) 3,831 Ashford 2017 Adjusted Net Income Per Share to Common (As-Converted) (5) 4.19 $ Project Management 2017 Adjusted Net Income Per Share to Common (As-Converted) 3.19 $ Pro Forma Combined 2017 Adjusted Net Income Per Share to Common (As-Converted) 7.38 $ Pro Forma Accretion - $ Per Share 0.64 $ Pro Forma Accretion % 9.5% (1) As reported in Ashford’s earnings release dated March 1, 2018 (2) From Remington’s audited 2017 financials - GAAP reconciliation included in appendix (3) Projected combined tax rate, reflective of the Tax Cuts and Jobs Act of 2017 (4) $203 million value multiplied by initial dividend rate of 5.50% (5) Assumes reported 2017 Adjusted Net Income of $16.044 million with a 60.9% increase in weighted average diluted shares

Ashford Inc.

Asset Growth and Safety

Track record of growth | Disciplined, long-term focus | Proactive risk management | Consistent, responsible growth

Opportunistically Expand Asset Base

- +26% CAGR since 2003 AHT IPO[(1)]
- Spun-out luxury segment in 2013 to spur growth
- Potential for select-service hotel & other platforms
- Focused on creating long-term shareholder value for all platforms

Systematically Preserve Asset Base

- Actively manage downside risk
- Interest rate derivatives produced $234M of income between 2008-2013
- Managed REITs hold $373M of cash and cash equivalents[(3)]

$7.4 Billion of AINC Managed Assets[(1)]


(in $ thousands)
BHR Gross Assets
AHT Gross Assets
S&P 500 (RHS-Normalized)
$2.4B CNL Acquisition
Active risk management mitigated loss of AUM during financial crisis
S&P 500 declined 48% during financial crisis(2)
$1.7B Highland Acquisition
Assets +26% CAGR Since IPO
8,000
6,000
4,000
2,000
0
250
200
150
100
50
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17

ASHFORD

East Coast IDEAS Conference
Company Presentation – May 2018

(1) Data as of 12/31/2017
(2) Based on SPX Index quarterly price level change between 2007 and 2009
(3) Data as of 3/31/2018

Page 12

Accelerate REIT growth Mutually beneficial growth Acquire assets at discount AUM growth drives fees Page 13 Key Money Initiative Ashford Inc. East Coast IDEAS Conference Company Presentation – May 2018 Benefits to AINC REIT Equity Property Level Debt REIT Equity (less equity required) Key Money reduces REIT’s effective purchase price Traditional Acquisition Key Money Acquisition Key Money Property Level Debt Key Money Diagram Benefits to Managed REITs Accretive acquisitions should drive incentive fees Increased AUM generates base advisory fees Incremental fees from new project management acquisition as well as other products and services further augment growth Small amounts of capital can drive AUM growth Key money acquisitions deliver high-margin fee growth Further alignment of interest with AINC benefits shareholders Reduced equity investment enhances returns Key money facilitates acquisitions that may otherwise be uneconomic Effective purchase price decreases with key money investment from AINC

Hotel operating expertise Best-in-class EBITDA & RevPAR Affiliated manager Top tier asset management Page 14 (1) Based on reported financial results for AHT and BHR; EBITDA and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and SEC filings (2) REIT Peers: APLE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, PK, RHP, RLJ, SHO, XHR Operational Excellence Ashford Inc. East Coast IDEAS Conference Company Presentation – May 2018 Value Creation Through Active Management AINC and REITs alignment drives performance Affiliated property management delivers results Accretive EBITDA margins and flow-throughs Strong RevPAR gains relative to peers Hotel EBITDA Flow-Through Hotel EBITDA Margin Growth (bps) Hotel RevPAR Growth YoY Hotel EBITDA Change YoY 3-Year Averages (2015, 2016, and 2017)(1),(2)

Attractive long-term returns Performance in multiple cycles Outperform peers Aligned with shareholders Page 15 (1) Bloomberg data as of 5/7/2018 (2) AHT Peers: CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, RLJ, SHO (3) AINC Peers: AAMC, ARES, FSAM, KW, LADR, OZM, PZN, RMR Proven Shareholder Returns Ashford Inc. East Coast IDEAS Conference Company Presentation – May 2018 Total Shareholder Returns Consistently and significantly outperformed peers over the long-term Strong alignment between insiders and shareholders is a major factor in delivering shareholder returns Since 2003 IPO 10-Year 1-Year 2-Year TSR Performance Over Multiple Time Periods

Strategy of alignment Produce shareholder returns High insider ownership Align w/ managed platforms Page 16 (1) Bloomberg data as of 5/2/2018 (2) Includes direct interests, indirect interests, and related party interests Strong Alignment of Interests Ashford Inc. East Coast IDEAS Conference Company Presentation – May 2018 High Insider Ownership(1),(2) Ashford insiders’ and managed REITs’ high ownership percentage of AINC demonstrates a commitment to fully align themselves with shareholders High insider ownership is one of the keys to Ashford’s strong long-term performance Peer Average 12.2% Ashford Hospitality Trust (AHT) Ownership 28.5% Braemar Hotels & Resorts (BHR) Ownership 9.3% Percentage of shares owned by insiders One of the most highly aligned management teams in the peer group AINC insider ownership is more than 4x the peer average

Ashford Inc.

Executive Leadership

Long time industry experts | Decades of cooperation | Experience in market cycles | **Proven track record of success**



Monty Bennett – Chairman and CEO

- 28 years of hospitality experience
- 28 years with Ashford and predecessor
- Chairman of the Board at Ashford Inc.
- Cornell School of Hotel Administration, BS
- Cornell S.C. Johnson School, MBA

Deric Eubanks, CFA – CFO

- 17 years of hospitality experience
- 14 years with Ashford
- 3 years with ClubCorp
- Southern Methodist University, BBA





Rob Hays – Co-President and CSO

- 12 years of hospitality experience
- 12 years with Ashford
- 3 years M&A at Dresser Inc. and Merrill Lynch
- Princeton University, AB

Jeremy Welter – Co-President and COO

- 11 years of hospitality experience
- 11 years with Ashford
- 5 years with Stephens Investment Bank
- Oklahoma State University, BS





Douglas Kessler – Sr. Managing Director

- 33 years real estate and hospitality experience
- 15 years with Ashford and predecessor
- 10 years at Goldman Sachs Whitehall Funds
- Stanford University, BA and MBA

Mark Nunneley, CPA – CAO

- 32 years of hospitality experience
- 32 years with Ashford and predecessor
- Pepperdine University, BS
- University of Houston, MS



ASHFORD

East Coast IDEAS Conference
Company Presentation – May 2018

Page 17

Ashford Inc. (NYSE American: AINC) 14185 Dallas Parkway, Suite 1100 • Dallas, TX 75254 P: 972-490-9600 • www.ashfordinc.com East Coast IDEAS Conference Company Presentation – May 2018

APPENDIX 1: Strategic Investments East Coast IDEAS Conference Company Presentation – May 2018

Actively deploying capital Growing & diverse fee streams Deep pipeline of opportunity Ability to accelerate growth Page 20 Strategic Investments Overview Ashford Inc. East Coast IDEAS Conference Company Presentation – May 2018 Invested and Acquired Companies Incubated Companies Lismore Capital ACCELERATOR: Invest in or incubate strategic businesses that can achieve accelerated growth through doing business with our existing platforms and by leveraging our industry knowledge ASHFORD REITS: The “accelerator” companies in turn provide the Ashford managed REITs with better service, more control, and higher profitability than the comparable market companies Better Service More Control Higher Profitability Benefit to REITs BRAEMAR HOTELS & RESORTS REMINGTON Project Management

High growth investments Sustained growth strategy Quality assets & businesses Ability to accelerate returns Page 21 Accelerator Program Ashford Inc. East Coast IDEAS Conference Company Presentation – May 2018 1. Buy Great Companies 3. Generate Exceptional Returns 2. Accelerate Their Growth Target Company Target Company Target Company Experienced team can source a variety of high-growth opportunities Integration with the Ashford portfolio immediately boosts company’s sales Grow and scale acquired companies into impactful industry players ACCELERATE SCALE INVEST Identify great businesses with exceptional future potential Leverage Ashford resources to significantly scale business Integrate into the existing Ashford portfolio Focused on products, services, and technology that cater to the lodging industry Best-in-class companies led by best-in-class management Expected to deliver material increase to top & bottom lines Improve operational efficiency Utilize management’s deep industry and capital markets knowledge and relationships Achieve further economies of scale and market penetration Provide institutional infrastructure

Highly regarded enterprise Mutually beneficial growth Led by established leaders Diverse book of business Page 22 (1) Data as of 3/31/2018 J&S Audio Visual Ashford Inc. East Coast IDEAS Conference Company Presentation – May 2018 Leading Provider of Audio Visual Services J&S is one of the largest independent providers of audio visual and events services, including: • Hospitality Services • Show and Event Services • Creative Services • Design and Integration J&S Audio Visual Contracts in place with 67 hotels and convention centers 2,500 annual events, 650 clients, and 500 venue locations Operates throughout the U.S., Mexico, and the Dominican Republic Synergistic Relationship Ashford acquired an 85% controlling interest in J&S Audio Visual Since acquisition, increased revenues by $5.7M (21% YoY) and Adj. EBITDA by $1.6M (60% YoY)(1) Transaction closed in Q4 2017 Accretive earnings flow to AINC

Ashford Inc.

OpenKey

Incubate hotel mobile tech | Disruptive business model | "First-mover" advantage | **Extraordinary growth potential**


openkey

Consumer-Friendly Mobile App

- Provides guests with hotel room keys prior to arrival
- Allows guests to go directly to their hotel room by **skipping the front desk** check-in
- Notifies hotel management of guests' arrival when room door is unlocked

Accretive earnings flow to AINC

Unprecedented Industry Growth

- OpenKey is the global market leader in universal mobile keyless entry in hotels
- **1,176% YoY revenue growth** in Q1 2018[1]
- Expansion with OpenKey China and contracts now in place with **15 hotel brands**
- Currently serving hotels in **14 countries** across four continents

ASHFORD

East Coast IDEAS Conference
Company Presentation – May 2018

(1) Data as of 3/31/2018

Page 23

Respond to market demand Immediate high impact Higher premiums for PURE Proven tech and strategy Page 24 (1) Data as of 3/31/2018 (2) Asthma and Allergy Foundation of America and Allergy & Asthma Network PURE Rooms Ashford Inc. East Coast IDEAS Conference Company Presentation – May 2018 PURE Room Solutions Increasing Market Demand(2) Allergic diseases, including asthma, are the 5th leading chronic disease Third most common chronic disease in children under 18 years old 1 in 4 people suffer from respiratory allergies and/or asthma Accretive earnings flow to AINC More Americans than ever before have allergies Disinfect Air Handling Unit PURE CleanTM PURE Air Purifier High Ozone Shock Treatment KEY COMPONENTS Patented process eliminates 98-100% of viruses, bacteria, and other irritants Serving 2,600 rooms in 174 hotels(1) Leading provider of hypo-allergenic rooms to the hospitality industry

Ashford Inc.

Red Hospitality & Leisure

Watersports activities → Complementary business → Highly reviewed → **Expand into resort properties**


RESORT · ECO-TOURISM · DESTINATION SERVICES ·
RED
HOSPITALITY & LEISURE

2016 CERTIFICATE of EXCELLENCE

tripadvisor



Deal Overview

- Acquired 80% controlling interest
- $1 million cash transaction
- Closed in Q1 2018
- Generated $256,000 revenue and $86,000 Adj. EBITDA in first quarter of ownership[1]

→ → **Accretive earnings flow to AINC**

Red Hospitality & Leisure

- Perfect complementary business for luxury and resorts strategy
- Leading provider of watersports activities and other travel transportation services
- Current market U.S. Virgin Islands, potential for large-scale expansion

ASHFORD

East Coast IDEAS Conference
Company Presentation – May 2018

(2) Data as of 3/31/2018

Page 25

APPENDIX 2: Additional Project Management Disclosures East Coast IDEAS Conference Company Presentation – May 2018

Page 27 (1) Source: S&P Capital IQ & Baird equity research (2) Selected by management for illustrative purposes only - not intended to represent all comparable transactions or all possible methods for evaluating the transaction Ashford Inc. East Coast IDEAS Conference Company Presentation – May 2018 Remington Project Management Selected Comparable Transactions Comparable Transactions Range Median Average Project Management Transaction Value $37 million to $6,497 million $791 million $1,706 million $203 million EV/EBITDA 11.5x to 16.9x 12.8x 13.2x 12.5x Buyer Target Announce Date Close Date Transaction Value (MM) Implied EV / EBITDA Wyndham Worldwide Corp. Hotel franchise & management business of La Quinta Holdings 1/18/18 -- 1,950 $ 12.5x Choice Hotels International, Inc. WoodSpring Hotels Franchise Services LLC 12/18/17 2/1/18 231 $ 13.3x Aramark Corporation Avendra 10/16/17 12/11/17 1,350 $ 16.9x HNA Tourism Group Co., LTD Hilton Worldwide Holdings Inc. 10/24/16 3/31/17 6,497 $ 13.0x GOV, HPT & SNH The RMR Group LLC 6/5/15 6/5/15 173 $ 11.5x Northstar Asset Management Group, Inc. Island Hospitality Management, LLC 11/6/14 1/9/15 37 $ 12.0x

Page 28 (1) All information in this table is based upon audited financial data for the year ended December 31, 2017 Ashford Inc. East Coast IDEAS Conference Company Presentation – May 2018 GAAP Reconciliation Remington Project Management GAAP Reconciliation(1) Reconciliation of Project Management Net Income to Adjusted EBITDA (in thousands) 2017 Net Income 16,216 $ Plus: Income Taxes 90 2017 EBITDA 16,306 Less: Other Income (29) 2017 Adjusted EBITDA 16,277 $